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EXHIBIT 10.15

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACTS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

DIGIRAD
STOCK OPTION AGREEMENT
(Non-Qualified)

        AGREEMENT made as of                         , 19     by and between Digirad, a California corporation (hereinafter called "Company"), and                          (hereinafter called "Optionee").

WITNESSETH:

RECITALS

        A.    The Board of Directors of the Company has determined it is in the best interests of the Company to grant non-qualified options to Optionee pursuant to the terms of this Agreement.

        B.    The granted option is intended to be a non-qualified stock option which does not satisfy the requirements of Section 422 of the Internal Revenue Code.

        NOW, THEREFORE, it is hereby agreed as follows:

        1.     Grant of Option.    Subject to and upon the terms and conditions set forth in this Agreement, there is hereby granted to Optionee, as of                          (the "Grant Date"), a stock option to purchase up to                          shares of the Company's Common Stock, subject to reduction pursuant to Section 7 hereof (the "Optioned Shares") from time to time during the option term at the option price of $             per share (the "Option Price").

        2.     Option Term.    This option shall expire at the earlier of (i) ten years from the Grant Date or (ii) sixty days after the termination of Optionee's continuous status as an employee of the Company for any reason other than death or permanent disability, or (iii) one year after the termination of Optionee's continuous status as an employee of the Company by reason of death or permanent disability.

        3.     Investment Representations of Optionee.    The Optionee shall represent and warrant to the Company as follows:

          (a)   Optionee is acquiring the option and will acquire the Optioned Shares for Optionee's own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), and Optionee has no present intention of selling, granting any participation in, or otherwise distributing the same.

          (b)   Optionee understands that (i) the Option and the Optioned Shares have not been registered under the 1933 Act by reason of a specific exemption therefrom, that they must be held by Optionee indefinitely, and that Optionee must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the 1933 Act or is exempt from such registration. In this connection, the Optionee represents that Optionee is familiar with SEC Rule 144, as now in effect, and understands the resale limitations imposed thereby and by the 1933 Act; (ii) each certificate representing the Option and the Optioned Shares will be endorsed with the following legend:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES

      HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

and (iii) the Company will instruct any transfer agent not to register the transfer of any of the Optioned Shares unless the conditions specified in the foregoing legend are satisfied.

          (c)   Optionee has been furnished with such materials and has been given access to such information relating to the Company as Optionee or Optionee's qualified representative has requested and Optionee has been afforded the opportunity to ask questions regarding the Company and the Option and the Optioned Shares, all as Optionee has found necessary to make an informed investment decision.

          (d)   Optionee is either an accredited investor within the meaning of Regulation D under the 1933 Act, or by reason of his or her business or financial experience, or the business or financial experience of his or her professional advisor, Optionee has the capacity to protect his or her own interests in connection with this transaction.

          (e)   If Optionee is a corporation, partnership or other entity, it was not formed for the specific purpose of acquiring the Option and the Optioned Shares offered hereunder.

        4.     Option Nontransferable.    This Option shall be neither transferable nor assignable by Optionee other than by will or the laws of descent and distribution.

        5.     Date Exercisable.    This Option may be exercised at any time for all or any portion of the Optioned Shares, whether or not vested.

        6.     Vesting Schedule.    The Optioned Shares shall vest in accordance with the following vesting schedule:

          (a)   No Optioned Shares shall vest unless and until the Optionee has completed twelve (12) months of Service (as defined below) measured from                         (the "Vesting Commencement Date").

          (b)   Upon the completion of the twelve (12) month service period specified in subparagraph (i) above, 20% of the Optioned Shares shall become vested.

          (c)   The Remaining Optioned Shares shall vest in a series of successive equal              installments over each of the next                          (            ) months of Service completed by the Optionee after the initial twelve (12) month service period specified in subparagraph (a) above.

            (i)    "Service" shall mean the provision of services to the Company or any Parent (as defined below) or Subsidiary (as defined below) by an individual in the capacity of an Employee (as defined below), a non-employee member of the Board of Directors or a consultant or independent contractor.

            (ii)   "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            (iii)  "Subsidiary" shall mean each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock

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    possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

            (iv)  "Employee" shall mean an individual who is in the employ of the Company or any Parent or Subsidiary, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

        7.     Adjustment in Option Shares.

          (a)   In the event any change is made to the Common Stock issuable pursuant to this Agreement by reason of any stock split, stock dividend, combination of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments will be made to (i) the total number of Optioned Shares subject to this option and (ii) the Option Price payable per share in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

          (b)   This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        8.     Privilege of Stock Ownership.    The holder of this option shall not have any of the rights of a shareholder with respect to the Optioned Shares until such individual shall have exercised the option and paid the Option Price.

        9.     Manner of Exercising Option.

          (a)   In order to exercise this option with respect to all or any part of the Optioned Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, the Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

            (i)    Execute and deliver to the Secretary of the Company a stock purchase agreement in substantially the form of Exhibit A to this Agreement (the "Purchase Agreement");

            (ii)   Pay the aggregate option price for the purchased shares in cash or cash equivalents; and

            (iii)  Furnish to the Company appropriate documentation that the person or persons exercising the option, if other than Optionee, have the right to exercise this option.

          (b)   This option shall be deemed to have been exercised with respect to the number of Optioned Shares specified in the Purchase Agreement at such time as the executed Purchase Agreement for such shares shall have been delivered to the Company. Payment of the option price shall immediately become due and shall accompany the Purchase Agreement. As soon thereafter as practical, the Company shall mail or deliver to Optionee or to the other person or persons exercising this option a certificate or certificates representing the shares so purchased and paid for, with the appropriate legends affixed thereto.

          (c)   In no event may this option be exercised for any fractional shares.

        10.   MARKET STAND OFF AGREEMENT.    THE OPTIONEE HEREBY AGREES THAT ALL OPTIONED SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN LIMITATIONS ON DISPOSITION AND THE LIKE IN THE EVENT OF AN UNDERWRITTEN PUBLIC OFFERING OR OTHERWISE, IN ACCORDANCE WITH THE TERMS AND CONDITIONS SPECIFIED IN THE PURCHASE AGREEMENT AND THIS STOCK OPTION AGREEMENT.

        11.   Compliance with Laws and Regulations.

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          (a)   The exercise of this option and the issuance of Optioned Shares upon such exercise shall be subject to compliance by the Company and the Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

          (b)   In connection with the exercise of this option, Optionee shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities laws.

        12.   Successors and Assigns.    Except to the extent otherwise provided in Paragraph 3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee and the successors and assigns of the Company.

        13.   Notices.    Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of its Secretary at its corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on this Agreement. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

        14.   Construction.    All decisions of the Board of Directors with respect to any question or issue arising under this Agreement shall be conclusive and binding on all persons having an interest in this option.

        15.   Governing Law.    The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California.

        16.   Counterparts.    This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        17.   Integration.    This Agreement supersedes and replaces for all purposes all previous agreements and understandings regarding the stock options or Optioned Shares or rights to the Optioned Shares. By signing below the Optionee acknowledges that this Agreement replaces any and all prior option agreements Optionee had with the Company.

        18.   Counsel.    Each party expressly acknowledges and agrees that Brobeck, Phleger & Harrison has represented the interests of the Company only and that the other parties to the Agreement are not relying on any representation or advice from the Company or their counsel or from any other party to this Agreement. Each party acknowledges that it has had the opportunity to have independent counsel review this Agreement on behalf of such party.

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        IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate on its behalf by its duly authorized officer and Optionee has also executed this Agreement in duplicate, all as of the day and year indicated above.

COMPANY:
DIGIRAD, a California corporation
By:
Address:
OPTIONEE:

Address:

[SIGNATURE PAGE TO STOCK OPTION AGREEMENT]

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EXHIBIT A

STOCK PURCHASE AGREEMENT
(Exercise of Option)

Exhibit A

REPURCHASE RIGHT
RIGHT OF FIRST REFUSAL

DIGIRAD
STOCK PURCHASE AGREEMENT

        AGREEMENT made as of this      day of             , 199    , by and among Digirad (the "Corporation"),                         , the holder of a stock option (the "Optionee") and                         , the Optionee's spouse.

  I.    EXERCISE OF OPTION

        1.1    Exercise.    Optionee hereby purchases                          shares ("Purchased Shares") of the Corporation's common stock ("Common Stock") pursuant to that certain option ("Option") granted Optionee on                          ("Grant Date") to purchase up to                          shares of the Common Stock ("Total Purchasable Shares") at an option price of $             per share ("Option Price").

        1.2    Payment.    Concurrently with the delivery of this Agreement to the Corporate Secretary of the Corporation, Optionee shall pay the Option Price for the Purchased Shares in accordance with the provisions of the agreement between the Corporation and Optionee evidencing the Option (the "Option Agreement") and shall deliver whatever additional documents may be required by the Option Agreement as a condition for exercise, together with a duly-executed blank Assignment Separate from Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

        1.3    Delivery of Certificates.    The certificates representing the Purchased Shares hereunder shall be held in escrow by the Corporate Secretary of the Corporation in accordance with the provisions of Article VII.

        1.4    Shareholder Rights.    Until such time as the Corporation actually exercises its repurchase right, rights of first refusal or special purchase right under this Agreement, Optionee (or any successor in interest) shall have all the rights of a shareholder (including voting and dividend rights) with respect to the Purchased Shares, including the Purchased Shares held in escrow under Article VII, subject, however, to the transfer restrictions of Article IV.

  II.    SECURITIES LAW COMPLIANCE

        2.1    Purchase Entirely for Own Account.    This Agreement is made with Participant in reliance upon Participant's representation to the Company, which by Participant's execution of this Agreement Participant hereby confirms, that the Shares are being acquired for investment for Participant's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Participant has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Participant further represents that Participant does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares. Participant represents that he has full power and authority to enter into this Agreement.

        2.2    Exemption from Registration.    The Purchased Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and are accordingly being issued to Optionee in reliance upon a specific exemption therefrom.

        2.3    Restricted Securities.

        A.    Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Purchased

Shares are first registered under the Federal securities laws or unless an exemption from such registration is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that Rule 144 of the Securities and Exchange Commission issued under the 1933 Act is not presently available to exempt the sale of the Purchased Shares from the registration requirements of the 1933 Act.

        B.    Upon the expiration of the ninety (90)-day period immediately following the date on which the Corporation first becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Purchased Shares, to the extent vested under Article V, may be sold (without registration) pursuant to the applicable requirements of Rule 144. If Optionee is at the time of such sale an affiliate of the Corporation for purposes of Rule 144 or was such an affiliate during the preceding three (3) months, then the sale must comply with all the requirements of Rule 144 (including the volume limitation on the number of shares sold, the broker/market-maker sale requirement and the requisite notice to the Securities and Exchange Commission); however, the two (2)-year holding period requirement of the Rule will not be applicable. If Optionee is not at the time of the sale an affiliate of the Corporation nor was such an affiliate during the preceding three (3) months, then none of the requirements of Rule 144 (other than the broker/market-maker sale requirement for Purchased Shares held for less than three (3) years following payment in cash of the Option Price therefor) will be applicable to the sale.

        C.    Should the Corporation not become subject to the reporting requirements of the Exchange Act, then Optionee may, provided he/she is not at the time an affiliate of the Corporation (nor was such an affiliate during the preceding three (3) months), sell the Purchased Shares (without registration) pursuant to paragraph (k) of Rule 144 after the Purchased Shares have been held for a period of three (3) years following the payment in cash of the Option Price for such shares.

        2.4    Disposition of Shares.    Optionee hereby agrees that Optionee shall make no disposition of the Purchased Shares (other than a permitted transfer under paragraph 4.1) unless and until there is compliance with all of the following requirements:

          (a)   Optionee shall have notified the Corporation of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition.

          (b)   Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

          (c)   Optionee shall have provided the Corporation with written assurances, in form and substance satisfactory to the Corporation, that (i) the proposed disposition does not require registration of the Purchased Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.

        The Corporation shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Article II nor (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

        2.5    Restrictive Legends.    In order to reflect the restrictions on disposition of the Purchased Shares, the stock certificates for the Purchased Shares will be endorsed with restrictive legends, including one or more of the following legends:

            (i)    "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a 'no action' letter of the Securities and Exchange Commission with respect to such sale or offer, or (c) satisfactory assurances to the Corporation that registration under such Act is not required with respect to such sale or offer."

            (ii)   "The shares represented by this certificate are unvested and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement dated                         , 19     between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). Such agreement grants certain repurchase rights and rights of first refusal to the Corporation (or its assignees) upon the sale, assignment, transfer, encumbrance or other disposition of the Corporation's shares or upon termination of service with the Corporation. The Corporation will upon written request furnish a copy of such agreement to the holder hereof without charge."

  III.    SPECIAL TAX ELECTION

        3.1    Section 83(b) Election Applicable to the Exercise of a Non-Statutory Stock Option.    If the Purchased Shares are unvested, then the Optionee understands that under Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the excess of the fair market value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Option Price paid for such shares will be reportable as ordinary income on such lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Corporation to repurchase the Purchased Shares pursuant to the Repurchase Right provided under Article V of this Agreement. Optionee understands that he/she may elect under Section 83(b) of the Code to be taxed at the time the Purchased Shares are acquired hereunder, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the fair market value of the Purchased Shares at the date of this Agreement equals the Option Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. THE FORM FOR MAKING THIS ELECTION IS ATTACHED AS EXHIBIT II HERETO. OPTIONEE UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE THIRTY (30)-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY THE OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

        3.2    OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE CORPORATION'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE CORPORATION OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS/HER BEHALF. This filing should be made by registered or certified mail, return receipt requested, and Optionee must retain two (2) copies of the completed form for filing with his or her State and Federal tax returns for the current tax year and an additional copy for his or her records.

  IV.    TRANSFER RESTRICTIONS

        4.1    Restriction on Transfer.    Optionee shall not transfer, assign, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Corporation's Repurchase Right under Article V. In addition, Purchased Shares which are released from the Repurchase Right shall not be transferred, assigned, encumbered or otherwise made the subject of disposition in contravention of the Corporation's First Refusal Right under Article VI. Such restrictions on transfer, however, shall not be applicable to (i) a gratuitous transfer of the Purchased Shares made to the Optionee's spouse or issue, including adopted children, or to a trust for the exclusive benefit of the Optionee or the Optionee's spouse or issue, provided and only if the Optionee obtains the Corporation's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to the Optionee's will or the laws of intestate succession or (iii) a transfer to the Corporation in pledge as security for any purchase-money indebtedness incurred by the Optionee in connection with the acquisition of the Purchased Shares.

        4.2    Transferee Obligations.    Each person (other than the Corporation) to whom the Purchased Shares are transferred by means of one of the permitted transfers specified in paragraph 4.1 must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Corporation that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) both the Corporation's Repurchase Right and the Corporation's First Refusal Right granted hereunder and (ii) the market stand-off provisions of paragraph 4.4, to the same extent such shares would be so subject if retained by the Optionee.

        4.3    Definition of Owner.    For purposes of Articles IV, V, VI and VII of this Agreement, the term "Owner" shall include the Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a permitted transfer from the Optionee in accordance with paragraph 4.1.

        4.4    Market Stand-Off Provisions.

        A.    In connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's initial public offering, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Corporation or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Corporation or such underwriters; provided, however, that in no event shall such period exceed one hundred-eighty (180) days. The limitations of this paragraph 4.4 shall remain in effect for the two-year period immediately following the effective date of the Corporation's initial public offering and shall thereafter terminate and cease to have any force or effect.

        B.    Owner shall be subject to the market stand-off provisions of this paragraph 4.4 provided and only if the officers and directors of the Corporation are also subject to similar arrangements.

        C.    In the event of any stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock effected as a class without receipt of consideration, then any new, substituted or additional securities distributed with respect to the Purchased Shares shall be immediately subject to the provisions of this paragraph 4.4, to the same extent the Purchased Shares are at such time covered by such provisions.

        D.    In order to enforce the limitations of this paragraph 4.4, the Corporation may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

  V.    REPURCHASE RIGHT

        5.1    Grant.    The Corporation is hereby granted the right (the "Repurchase Right"), exercisable at any time during the sixty (60)-day period following the date the Optionee ceases for any reason to remain in Service or (if later) during the sixty (60)-day period following the execution date of this Agreement, to repurchase at the Option Price all or (at the discretion of the Corporation and with the consent of the Optionee) any portion of the Purchased Shares in which the Optionee was not vested under the Option as of the date hereof (such shares to be hereinafter called the "Unvested Shares"). For purposes of this Agreement, the Optionee shall be deemed to remain in Service for so long as the Optionee continues to render periodic services to the Corporation or any parent or subsidiary corporation, whether as an employee, a non-employee member of the board of directors, or an independent contractor or consultant.

        5.2    Exercise of the Repurchase Right.    The Repurchase Right shall be exercisable by written notice delivered to the Owner of the Unvested Shares prior to the expiration of the applicable sixty (60)-day period specified in paragraph 5.1. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of notice. To the extent one or more certificates representing Unvested Shares may have been previously delivered out of escrow to the Owner, then Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Corporation the certificates representing the Unvested Shares to be repurchased, each certificate to be properly endorsed for transfer. The Corporation shall, concurrently with the receipt of such stock certificates (either from escrow in accordance with paragraph 7.3 or from Owner as herein provided), pay to Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Option Price previously paid for the Unvested Shares which are to be repurchased.

        5.3    Termination of the Repurchase Right.    The Repurchase Right shall terminate with respect to any Unvested Shares for which it is not timely exercised under paragraph 5.2. In addition, the Repurchase Right shall terminate, and cease to be exercisable, with respect to any and all Purchased Shares in accordance with the vesting schedule specified in the Option Agreement. All Purchased Shares as to which the Repurchase Right lapses shall, however, continue to be subject to (i) the First Refusal Right of the Corporation and its assignees under Article VI, (ii) the market stand-off provisions of paragraph 4.4 and (iii) the Special Purchase Right under Article VIII.

        5.4    Aggregate Vesting Limitation.    If the Option is exercised in more than one increment so that the Optionee is a party to one or more other Stock Purchase Agreements ("Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares as to which the Optionee shall be deemed to have a fully-vested interest under this Agreement and all Prior Purchase Agreements shall not exceed in the aggregate the number of Purchased Shares in which the Optionee would otherwise at the time be vested, in accordance with the vesting provisions of paragraph 5.3, had all the Purchased Shares been acquired exclusively under this Agreement.

        5.5    Fractional Shares.    No fractional shares shall be repurchased by the Corporation. Accordingly, should the Repurchase Right extend to a fractional share (in accordance with the vesting provisions of paragraph 5.3) at the time the Optionee ceases Service, then such fractional share shall be added to any fractional share in which the Optionee is at such time vested in order to make one whole vested share no longer subject to the Repurchase Right.

        5.6    Additional Shares or Substituted Securities.    In the event of any stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Purchased Shares and Total Purchasable Shares hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same.

  5.7    Corporate Transaction.

        A.    Immediately prior to the consummation of any of the following shareholder-approved transactions (a "Corporate Transaction"):

          (i)    a merger or consolidation in which the Corporation is not the surviving entity,

          (ii)   the sale, transfer or other disposition of all or substantially all of the Corporation's assets, or

          (iii)  any transaction (other than an issuance of shares by the Corporation for cash) in or by means of which one or more persons acting in concert acquire, in the aggregate, more than 50% of the outstanding shares of the stock of the Corporation, the Repurchase Right shall automatically lapse in its entirety except to the extent the Repurchase Right is to be assigned to the successor corporation (or its parent company) in connection with such Corporate Transaction.

        B.    To the extent the Repurchase Right remains in effect following such Corporate Transaction, such right shall apply to the new capital stock or other property (including cash) received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation's capital structure; provided, however, that the aggregate purchase price shall remain the same.

        C.    Any Repurchase Rights which remain in effect following such Corporate Transaction, shall automatically cease to be exercisable immediately prior to Optionee's termination of Service should Optionee's Service subsequently terminate by reason of an Involuntary Termination within twelve (12) months following the effective date of such Corporate Transaction. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or such individual's voluntary resignation following a reduction in his or her level of compensation (including base salary, fringe benefits) by more than fifteen percent (15%) or a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

        D.    This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

  VI.    RIGHT OF FIRST REFUSAL

        6.1    Grant.    The Corporation is hereby granted rights of first refusal (the "First Refusal Right"), exercisable in connection with any proposed transfer of the Purchased Shares in which the Optionee has vested in accordance with the vesting provisions of Article V. For purposes of this Article VI, the term "transfer" shall include any sale, assignment, pledge, encumbrance or other disposition for value of the Purchased Shares intended to be made by the Owner, but shall not include any of the permitted transfers under paragraph 4.1.

        6.2    Notice of Intended Disposition.    In the event the Owner desires to accept a bona fide third-party offer for the transfer of any or all of the Purchased Shares (the shares subject to such offer to be hereinafter called the "Target Shares"), Owner shall promptly (i) deliver to the Corporate Secretary of the Corporation written notice (the "Disposition Notice") of the terms and conditions of the offer, including the purchase price and the identity of the third-party offeror, and (ii) provide satisfactory proof that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles II and IV of this Agreement.

        6.3    Exercise of Right.    The Corporation shall, for a period of forty-five (45) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the Disposition Notice upon the same terms and conditions specified therein or upon terms and conditions which do not materially vary from those specified therein. Such right shall be exercisable by delivery of written notice (the "Exercise Notice") to Owner prior to the expiration of the forty-five (45)-day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Corporation (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than ten (10) business days after delivery of the Exercise Notice; and at such time Owner shall deliver to the Corporation the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. To the extent any of the Target Shares are at the time held in escrow under Article VII, the certificates for such shares shall automatically be released from escrow and delivered to the Corporation for purchase. Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Owner and the Corporation (or its assignees) cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Owner and the Corporation (or its assignees) or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Owner and the Corporation. The closing shall then be held on the later of (i) the tenth business day following delivery of the Exercise Notice or (ii) the tenth business day after such cash valuation shall have been made.

        6.4    Non-Exercise of Right.    In the event the Exercise Notice is not given to Owner within forty-five (45) days following the date of the Corporation's receipt of the Disposition Notice, Owner shall have a period of thirty (30) days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms and conditions (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition must not be effected in contravention of the provisions of Article II of this Agreement. To the extent any of the Target Shares are at the time held in escrow under Article VII, the certificates for such shares shall automatically be released from escrow and surrendered to the Owner. The third-party offeror shall acquire the Target Shares free and clear of the Corporation's Repurchase Right under Article V and the Corporation's First Refusal Right hereunder, but the acquired shares shall remain subject to (i) the securities law restrictions of Article II and (ii) the market stand-off provisions of paragraph 4.4. In the event Owner does not effect such sale or disposition of the Target Shares within the specified thirty (30)-day period, the Corporation's First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses in accordance with paragraph 6.7.

        6.5    Partial Exercise of Right.    In the event the Corporation (or its assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Corporation delivered within thirty (30) days after the date of the Disposition Notice, to effect the sale of the Target Shares pursuant to one of the following alternatives:

            (i)    sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of paragraph 6.4, as if the Corporation did not exercise the First Refusal Right hereunder; or

            (ii)   sale to the Corporation (or its assignees) of the portion of the Target Shares which the Corporation (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of paragraph 6.3.

        Failure of Owner to deliver timely notification to the Corporation under this paragraph 6.5 shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

        6.6    Recapitalization/Merger.

        A.    In the event of any stock dividend, stock split, recapitalization or other transaction affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Corporation's First Refusal Right hereunder, but only to the extent the Purchased Shares are at the time covered by such right.

        B.    In the event of any of the following transactions:

          (i)    a merger or consolidation in which the Corporation is not the surviving entity,

          (ii)   a sale, transfer or other disposition of all or substantially all of the Corporation's assets,

          (iii)  a reverse merger in which the Corporation is the surviving entity but in which the Corporation's outstanding voting securities are transferred in whole or in part to person or persons other than those who held such securities immediately prior to the merger, or

          (iv)  any transaction effected primarily to change the State in which the Corporation is incorporated, or to create a holding company structure,

                the Corporation's First Refusal Right shall remain in full force and effect and shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the transaction but only to the extent the Purchased Shares are at the time covered by such right.

        6.7    Lapse.    The First Refusal Right under this Article VI shall lapse and cease to have effect upon the earliest to occur of (i) the first date on which shares of the Corporation's Common Stock are held of record by more than five hundred (500) persons, (ii) a determination is made by the Corporation's Board of Directors that a public market exists for the outstanding shares of the Corporation's Common Stock, or (iii) a firm commitment underwritten public offering pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Corporation's Common Stock in the aggregate amount of at least $5,000,000. However, the market stand-off provisions of paragraph 4.4 shall continue to remain in full force and effect following the lapse of the First Refusal Right hereunder.

  VII.    ESCROW

        7.1    Deposit.    Upon issuance, the certificates for any Unvested Shares purchased hereunder shall be deposited in escrow with the Corporate Secretary of the Corporation to be held in accordance with the provisions of this Article VII. Each deposited certificate shall be accompanied by a duly-executed Assignment Separate from Certificate in the form of Exhibit I. The deposited certificates, together with any other assets or securities from time to time deposited with the Corporate Secretary pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with paragraph 7.3. Upon delivery of the certificates (or other assets and securities) to the Corporate Secretary of the Corporation, the Owner shall be issued an instrument of deposit acknowledging the number of Unvested Shares (or other assets and securities) delivered in escrow.

        7.2    Recapitalization.    All regular cash dividends on the Unvested Shares (or other securities at the time held in escrow) shall be paid directly to the Owner and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration or in the event of a Corporate Transaction, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Unvested Shares shall be immediately delivered to the Corporate Secretary to be held in escrow under this Article VII, but only to the extent the Unvested Shares are at the time subject to the escrow requirements of paragraph 7.1.

        7.3    Release/Surrender.    The Unvested Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Corporation for repurchase and cancellation:

          (i)    Should the Corporation (or its assignees) elect to exercise the Repurchase Right under Article V with respect to any Unvested Shares, then the escrowed certificates for such Unvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Corporation concurrently with the payment to the Owner, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate Option Price for such Unvested Shares, and the Owner shall cease to have any further rights or claims with respect to such Unvested Shares (or other assets or securities attributable to such Unvested Shares).

          (ii)   Should the Corporation (or its assignees) elect to exercise its First Refusal Right under Article VI with respect to any vested Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall, concurrently with the payment of the paragraph 6.3 purchase price for such Target Shares to the Owner, be surrendered to the Corporation, and the Owner shall cease to have any further rights or claims with respect to such Target Shares (or other assets or securities).

          (iii)  Should the Corporation (or its assignees) elect not to exercise its First Refusal Right under Article VI with respect to any Target Shares held at the time in escrow hereunder, then the escrowed certificates for such Target Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Owner for disposition in accordance with provisions of paragraph 6.4.

          (iv)  As the interest of the Optionee in the Unvested Shares (or any other assets or securities attributable thereto) vests in accordance with the provisions of Article V, the certificates for such vested shares (as well as all other vested assets and securities) shall be released from escrow and delivered to the Owner in accordance with the following schedule:

            a.     The initial release of vested shares (or other vested assets and securities) from escrow shall be effected within thirty (30) days following the expiration of the initial twelve (12)-month period measured from the Grant Date.

            b.     Subsequent releases of vested shares (or other vested assets and securities) from escrow shall be effected at semi-annual intervals thereafter, with the first such semi-annual release to occur eighteen (18) months after the Grant Date.

            c.     Upon the Optionee's cessation of Service, any escrowed Purchased Shares (or other assets or securities) in which the Op6tionee is at the time vested shall be promptly released from escrow.

            d.     Upon any earlier termination of the Corporation's Repurchase Right in accordance with the applicable provisions of Article V, any Purchased Shares (or other assets or securities) at the time held in escrow hereunder shall promptly be released to the Owner as fully-vested shares or other property.

          (v)   All Purchased Shares (or other assets or securities) released from escrow in accordance with the provisions of subparagraph (iv) above shall nevertheless remain subject to (I) the Corporation's First Refusal Right under Article VI until such right lapses pursuant to paragraph 6.7, (II) the market stand-off provisions of paragraph 4.4 until such provisions terminate in accordance therewith and (III) the Special Purchase Right under Article VIII.

  VIII.    MARITAL DISSOLUTION OR LEGAL SEPARATION

        8.1    Grant.    In connection with the dissolution of the Optionee's marriage or the legal separation of the Optionee and the Optionee's spouse, the Corporation shall have the right (the "Special Purchase Right"), exercisable at any time during the thirty (30)-day period following the Corporation's receipt of the required Dissolution Notice under paragraph 8.2, to purchase from the Optionee's spouse, in accordance with the provisions of paragraph 8.3, all or any portion of the Purchased Shares which would otherwise be awarded to such spouse in settlement of any community property or other marital property rights such spouse may have in such shares.

        8.2    Notice of Decree or Agreement.    The Optionee shall promptly provide the Secretary of the Corporation with written notice (the "Dissolution Notice") of (i) the entry of any judicial decree or order resolving the property rights of the Optionee and the Optionee's spouse in connection with their marital dissolution or legal separation or (ii) the execution of any contract or agreement relating to the distribution or division of such property rights. The Dissolution Notice shall be accompanied by a copy of the actual decree of dissolution or settlement agreement between the Optionee and the Optionee's spouse which provides for the award to the spouse of one or more Purchased Shares in settlement of any community property or other marital property rights such spouse may have in such shares.

        8.3    Exercise of Special Purchase Right.    The Special Purchase Right shall be exercisable by delivery of written notice (the "Purchase Notice") to the Optionee and the Optionee's spouse within thirty (30) days after the Corporation's receipt of the Dissolution Notice. The Purchase Notice shall indicate the number of shares to be purchased by the Corporation, the date such purchase is to be effected (such date to be not less than five (5) business days, nor more than ten (10) business days, after the date of the Purchase Notice), and the fair market value to be paid for such Purchased Shares. The Optionee (or the Optionee's spouse, to the extent such spouse has physical possession of the Purchased Shares) shall, prior to the close of business on the date specified for the purchase, deliver to the Corporate Secretary of the Corporation the certificates representing the shares to be purchased, each certificate to be properly endorsed for transfer. To the extent any of the shares to be purchased by the Corporation are at the time held in escrow under Article VII, the certificates for such shares shall be promptly delivered out of escrow to the Corporation. The Corporation shall, concurrently with the receipt of the stock certificates, pay to the Optionee's spouse (in cash or cash equivalents) an amount equal to the fair market value specified for such shares in the Purchase Notice.

        If the Optionee's spouse does not agree with the fair market value specified for the shares in the Purchase Notice, then the spouse shall promptly notify the Corporation in writing of such disagreement and the fair market value of such shares shall thereupon be determined by an appraiser of recognized standing selected by the Corporation and the spouse. If they cannot agree on an appraiser within twenty (20) days after the date of the Purchase Notice, each shall select an appraiser of recognized standing, and the two appraisers shall designate a third appraiser of recognized standing whose appraisal shall be determinative of such value. The cost of the appraisal shall be shared equally by the Corporation and the Optionee's spouse. The closing shall then be held on the fifth business day following the completion of such appraisal; provided, however, that if the appraised value is more than fifteen percent (15%) greater than the fair market value specified for the shares in the Purchase Notice, the Corporation shall have the right, exercisable prior to the expiration of such five (5)-business-day period, to rescind the exercise of the Special Purchase Right and thereby revoke its election to purchase the shares awarded to the spouse.

        8.4    Lapse.    The Special Purchase Right under this Article VIII shall lapse and cease to have effect upon the earlier to occur of (i) the first date on which the First Refusal Right under Article VI lapses or (ii) the expiration of the thirty (30)-day exercise period specified in paragraph 8.3, to the extent the Special Purchase Right is not timely exercised in accordance with such paragraph.

  IX.    GENERAL PROVISIONS

        9.1    Assignment.    The Corporation may assign its Repurchase Right under Article V, its First Refusal Right under Article VI and/or its Special Purchase Right under Article VIII to any person or entity selected by the Corporation's Board of Directors, including (without limitation) one or more shareholders of the Corporation.

        If the assignee of the Repurchase Right is other than a one hundred percent (100%) owned subsidiary corporation of the Corporation or the parent corporation owning one hundred percent (100%) of the Corporation, then such assignee must make a cash payment to the Corporation, upon the assignment of the Repurchase Right, in an amount equal to the excess (if any) of (i) the fair market value of the Unvested Shares at the time subject to the assigned Repurchase Right over (ii) the aggregate repurchase price payable for the Unvested Shares thereunder.

        9.2    Definitions.    For purposes of this Agreement, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

          (i)    Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent corporation of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (ii)   Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        9.3    No Employment or Service Contract.    Nothing in this Agreement shall confer upon the Optionee any right to continue in the Service of the Corporation (or any parent or subsidiary corporation of the Corporation employing or retaining Optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any parent or subsidiary corporation of the Corporation employing or retaining Optionee) or the Optionee, which rights are hereby expressly reserved by each, to terminate the Optionee's Service at any time for any reason whatsoever, with or without cause.

        9.4    Notices.    Any notice required in connection with (i) the Repurchase Right, the Special Purchase Right or the First Refusal Right or (ii) the disposition of any Purchased Shares covered thereby shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the party entitled to such notice at the address indicated below such party's signature line on this Agreement or at such other address as such party may designate by ten (10) days advance written notice under this paragraph 9.4 to all other parties to this Agreement.

        9.5    No Waiver.    The failure of the Corporation (or its assignees) in any instance to exercise the Repurchase Right granted under Article V, or the failure of the Corporation (or its assignees) in any instance to exercise the First Refusal Right granted under Article VI, or the failure of the Corporation (or its assignees) in any instance to exercise the Special Purchase Right granted under Article VIII shall not constitute a waiver of any other repurchase rights and/or rights of first refusal that may subsequently arise under the provisions of this Agreement or any other agreement between the Corporation and the Optionee or the Optionee's spouse. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

        9.6    Cancellation of Shares.    If the Corporation (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Corporation (or its assignees) shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

  X.    MISCELLANEOUS PROVISIONS

        10.1    Optionee Undertaking.    Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either the Optionee or the Purchased Shares pursuant to the express provisions of this Agreement.

        10.2    Agreement is Entire Contract.    This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof.

        10.3    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State without resort to that State's conflict-of-laws rules.

        10.4    Counterparts.    This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        10.5    Successors and Assigns.    The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and the Optionee and the Optionee's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

        10.6    Power of Attorney.    Optionee's spouse hereby appoints Optionee his or her true and lawful attorney in fact, for him or her and in his or her name, place and stead, and for his or her use and benefit, to agree to any amendment or modification of this Agreement and to execute such further instruments and take such further actions as may reasonably be necessary to carry out the intent of this Agreement. Optionee's spouse further gives and grants unto Optionee as his or her attorney in fact full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers as fully as he or she might or could do if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that Optionee shall lawfully do and cause to be done by virtue of this power of attorney.

[Remainder of This Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

DIGIRAD
By:
Address:

*/
Address:

        The undersigned spouse of Optionee has read and hereby approves the foregoing Stock Purchase Agreement. In consideration of the Corporation's granting the Optionee the right to acquire the Purchased Shares in accordance with the terms of such Agreement, the undersigned hereby agrees to be irrevocably bound by all the terms and provisions of such Agreement, including (specifically) the right of the Corporation (or its assignees) to purchase any and all interest or right the undersigned may otherwise have in such shares pursuant to community property laws or other marital property rights.

Optionee's Spouse
Address:

*/I have executed the Section 83(b) election that was attached hereto as an Exhibit. As set forth in Article III, I understand that I, and not the Corporation, will be responsible for completing the form and filing the election with the appropriate office of the Federal and State tax authorities and that if such filing is not completed within thirty (30) days after the date of this Agreement, I will not be entitled to the tax benefits provided by Section 83(b).

EXHIBIT I

ASSIGNMENT SEPARATE FROM CERTIFICATE

        FOR VALUE RECEIVED                          hereby sell(s), assign(s) and transfer(s) unto Digirad (the "Corporation"),                          (            ) shares of the Common Stock of the Corporation standing in his\her name on the books of the Corporation represented by Certificate No.                          and do hereby irrevocably constitute and appoint                          as Attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated:

Signature

Instruction:    Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Corporation to exercise its Repurchase Right set forth in the Agreement without requiring additional signatures on the part of the Optionee.

Exhibit I

EXHIBIT II
SECTION 83(b) TAX ELECTION

This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)
The taxpayer who performed the services is:
Name:
Address:
Taxpayer Ident. No.:
(2)
The property with respect to which the election is being made is              shares of the common stock of Digirad.

(3)
The property was issued on                         , 19    .

(4)
The taxable year in which the election is being made is the calendar year 19    .

(5)
The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of annual and monthly installments over a four (4) year period ending on                         .

(6)
The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $             per share.

(7)
The amount paid for such property is $             per share.

(8)
A copy of this statement was furnished to Digirad for whom taxpayer rendered the service underlying the transfer of property.

(9)
This statement is executed as of:                         , 19    .

Spouse (if any)	Taxpayer

This form must be filed with the Internal Revenue Service Center with which taxpayer files his/her Federal income tax returns. The filing must be made within 30 days after the execution date of the Restricted Stock Issuance Agreement.

Exhibit II-1

    SPECIAL PROTECTIVE ELECTION PURSUANT TO SECTION 83(b) OF THE INTERNAL REVENUE CODE WITH RESPECT TO PROPERTY ACQUIRED UPON EXERCISE OF AN INCENTIVE STOCK OPTION

The property described in the above Section 83(b) election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Code. Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

        1.     The purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares. The election is to be effective to the full extent permitted under the Internal Revenue Code.

        2.     Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a "disqualifying disposition" of the shares, within the meaning of Section 421(b) of the Code, which would otherwise render the provisions of Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election.

This form should be filed with the Internal Revenue Service Center with which taxpayer files his/her Federal income tax returns. The filing must be made within 30 days after the execution date of the Stock Purchase Agreement.

Note: Page 2 should be attached only if you are exercising an incentive stock option.

Exhibit II-2

QuickLinks

  EXHIBIT 10.15
DIGIRAD STOCK OPTION AGREEMENT (Non-Qualified)
EXHIBIT A STOCK PURCHASE AGREEMENT (Exercise of Option)
DIGIRAD STOCK PURCHASE AGREEMENT
EXHIBIT I ASSIGNMENT SEPARATE FROM CERTIFICATE
EXHIBIT II SECTION 83(b) TAX ELECTION